UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 30, 2019

HOMESTREET, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 Union Street, Ste. 2000, Seattle, WA 98101
(Address of principal executive offices) (Zip Code)
(206) 623-3050
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark if the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ]	Emerging growth Company

[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition
On April 30, 2019, HomeStreet, Inc. issued a press release reporting results of operations for the first quarter 2019. A copy of the earnings release is attached as Exhibit 99.1. A copy of the press release reporting summary results of operations is attached as Exhibit 99.2.

Item 7.01	Regulation FD Disclosure
The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 7.01 shall instead be deemed “furnished.”
HomeStreet, Inc. is hereby furnishing a first quarter 2019 slide presentation that executive management intends to use in meetings with institutional investors and industry analysts. The slide presentation is included as Exhibit 99.1 to this report and will be available on HomeStreet's investor relations web site at http://ir.homestreet.com. The presentation includes forward looking statements within the meaning of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and the rules under each of those statutes. Please refer to the second page of the presentation, which includes a list of factors that could cause the registrant to fall short of the expectations set forth therein. A more complete discussion of these and other relevant risks is set forth in the registrant’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2018; our most recent Quarterly Report on Form 10-Q; and our other filings made from time to time with the Securities and Exchange Commission. The sections of these reports entitled “Risk Factors” describes the facts, circumstances, conditions and risks that may cause us to deviate from the expectations set forth in this presentation.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.
Exhibit 99.1	Earnings Release issued by HomeStreet, Inc. dated April 30, 2019, regarding its results of operations.
Exhibit 99.2	Summary Press Release issued by HomeStreet, Inc. dated April 30, 2019, regarding its results of operations.
Exhibit 99.3	HomeStreet, Inc. first quarter 2019 investor slides

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2019

HomeStreet, Inc.

By:	/s/ Mark R. Ruh
Mark R. Ruh
Executive Vice President and Chief Financial Officer